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                                 EXHIBIT 10.4

                             BERINGER WINE ESTATES
                           1998 INCENTIVE STOCK PLAN

  1. Purpose

  The purpose of the Beringer Wine Estates 1998 Incentive Stock Plan is to motivate employees of Beringer Wine Estates Holdings, Inc. and its Participating Subsidiaries through added incentives to make a maximum contribution to Company objectives.

  2. Definitions

  As used in this Plan, the following words shall have the following meanings:

  (a) "Benefits" means the benefits awarded to participants as described in Sections 5 through 9 of the Plan. Benefits may be awarded individually or in any combination

  (b) "Board of Directors" means the Board of Directors of the Company.

  (c) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

  (d) "Committee" means a committee appointed by the Board of Directors to administer this Plan, which committee is composed solely of two or more Non-Employee Directors.

  (e) "Common Stock" means the Class B Common Stock of the Company.

  (f) "Company" means Beringer Wine Estates Holdings, Inc.

  (g) "Date of Grant" has the meaning set forth in Section 8(b) of this Plan.

  (h) "Effective Date" means November 1, 1998.

  (i) "Eligible Employee" has the meaning set forth in Section 4(a) of this Plan.

  (j) "Employee" means any common-law employee of the Company or a Participating Subsidiary who (i) is classified as a regular employee, (ii) is customarily employed for more than twenty (20) hours per week and more than
(5) five months in a calendar year and (iii) has completed at least six (6) months of Service; provided, however, that an Employee on November 1, 1998 who has met the requirement of paragraphs (i) and (ii) of this Section 2(j) but who has not met the requirements of paragraph (iii) of this Section 2(j) on November 1, 1998 shall be eligible to enroll in the Plan on such date or any subsequent enrollment date.

  (k) "Employee Stock Purchase Plan" has the meaning set forth in Section 8(a) of this Plan.

  (l) "Incentive Stock Option" has the meaning set forth in Section 5 of this Plan.

  (m) "Fair Market Value" means the fair market value of one share of Common Stock as of a particular day, which shall generally be the last transaction price of Common Stock as reported on the Nasdaq National Market.

  (n) "Non-Employee Directors" means any director of the Company who meets the definition of that term as set forth in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act

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  (o) "Nonqualified Stock Option" has the meaning set forth in Section 5 of this Plan.

  (p) "Offering" has the meaning set forth in Section 8 of this Plan.

  (q) "Options" means Incentive Stock Options and Nonqualified Stock Options.

  (r) "Participant" means each eligible Employee who receives an amount of Benefit under the Plan.

  (s) "Participating Subsidiary" means a Subsidiary that is participating in the Plan. A Subsidiary of the Company as of the Effective Date will be deemed to have adopted the Plan for its eligible Employees as of the Effective Date and any corporation that becomes a Subsidiary after the Effective Date will be deemed to have adopted the Plan for its eligible Employees immediately upon becoming a Subsidiary, unless the Company acts to exclude the Subsidiary and its eligible Employees from participation in the Plan.

  (t) "Plan" means the Beringer Wine Estates 1998 Incentive Stock Plan, as amended from time to time.

  (u) "Reporting Person" means any person who is a director or officer (as defined in Rule 16a-l(f) promulgated under the Securities Exchange Act), of the Company or any Participant who is the beneficial owner, directly or indirectly of more than ten percent of the Common Stock of the Company.

  (v) "Section 423 Options" has the meaning set forth in Section 8 of this Plan.

  (w) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (x) "Service" means the period of time that has elapsed from the date an Employee first performs duties for the Company or a Subsidiary for which such Employee is paid or entitled to payment by the Company or a Subsidiary and ending on the date such Employee terminates employment, is discharged, retires or dies; provided, however, that only the period of time during which an Employee meets the requirements of paragraphs (i) and (ii) of Section 2(j) shall be counted in determining such Employee's Service. The Service of an Employee who terminates employment, is discharged or retires and is re-employed by the Company or Subsidiary within twelve (12) consecutive months after such termination, discharge or retirement shall include the time which elapsed between the date of such a termination, discharge or retirement and the date of re-employment. Service with a predecessor employer may be included in an Employee's Service at the discretion of the Committee.

  (y) "Subsidiary" means any corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Company; and any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company under section 414(o) of the Code. Anything contained herein to the contrary notwithstanding, for the purpose of Incentive Stock Options and options granted pursuant to the Employee Stock Purchase Plan, "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 425 of the Code.

  3. Administration

  (a) General. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to select the Participants under the Plan, to make awards of the Benefits provided by the Plan, to determine the terms and conditions to which such awards are subject, to delegate its authority and duties under the Plan, and to take such steps and make all such determinations in connection with the Plan and any of the Benefits provided by the Plan as it may deem necessary or advisable.

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  The Committee may from time to time award any of the Benefits described in the Plan either individually, or in any combination, to Eligible Employees. Each Participant shall enter into an agreement with the Company in the form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Committee in its sole discretion shall determine.

  (b) Committee's Discretion. The award of any Benefit under the Plan may be subject to any provision (whether or not applicable to a Benefit awarded any other similarly situated Participant) that the Committee determines appropriate which is consistent with the terms and conditions specifically provided for in the Plan, including, without limitation, (i) provisions for the purchase of shares of Common Stock under Options in installments, (ii) provisions for the payment of the purchase of price of shares under Options by delivery of Common Stock, (iii) restrictions on resale or other disposition,
(iv) provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements, (v) provisions regarding understandings or conditions with respect to the Participant's employment,
(vi) provisions for making the grant of Benefits conditional upon election by a Participant to defer payment of a portion of his salary, (vii) provisions for giving a Participant a choice between two Benefits or combinations of Benefits, (viii) provisions regarding the award of Benefits in the alternative so that the acceptance or exercise of one Benefit cancels the right of a Participant to another; and (ix) provisions regarding the award of Benefits in any combination or combinations. Any election by a Reporting Person to receive compensation in the form of Common Stock or credits therefor shall be made prior to the time the Benefit is awarded or at such other time or times so as to comply with Rule 16b-3(f) promulgated under the Securities Exchange Act.

  4. Eligibility

  (a) General. Any individual who is an Employee of the Company or a Participating Subsidiary, at the time the Benefits under the Plan are awarded shall be eligible to receive an award of Benefits in accordance with the terms of the Plan ("Eligible Employee").

  (b) Benefits Awarded in Accordance Under Sections 5, 6, 7 and 9. In making any award of Benefits under Sections 5, 6, 7 or 9 of the Plan (or any combination of such Sections), the Committee may take into account the nature of services rendered by an Eligible Employee, the capacity of the Eligible Employee to contribute to the success of the Company, and other factors that the Committee may consider relevant.

  5. Stock Options

  The Committee from time to time may grant Options to Eligible Employees to purchase shares of Common Stock from the Company. Options may be granted in the form of an "Incentive Stock Option", which are intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or in the form of a "Nonqualified Stock Option," which are not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Each Option agreement between the Company and a Eligible Employee shall be in such form and shall contain such provisions as the Committee from time to time shall deem appropriate. Option agreements need not be identical, but each Option agreement by appropriate language shall include the substance of all of the provisions set forth in subsections (a) through (e) below:

  (a) The purchase price shall be payable in full in cash upon exercise of the Option. In lieu of cash Participant may, to the extent permitted by and subject to the conditions contained in the terms of his Option agreement, make payment in whole or in part by tendering shares of Common Stock valued at Fair Market Value on the date of exercise.

  (b) An Option shall not be transferable by the Participant to whom granted except by will or by the laws of descent and distribution and only such Participant may exercise such an Option during the lifetime of such Participant.

  (c) The Committee in its discretion may provide in any Option agreement that the Option shall be exercisable in full at any time or from time to time during the term of the Option, or may provide for the exercise

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of the Option in such installments and at such times during the term of the
Option as the Committee may determine.

  (d) The maximum term of an Option shall be ten years from the date it was granted.

  (e) The purchase price of the shares covered by each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option at the time the Option is granted; and the purchase price of any other Option shall not be less than 85% of the Fair Market Value of the Common Stock subject to the Option at the time such Option is granted.

  The aggregate Fair Market Value (as determined by the Committee as of the time an Incentive Stock Option is granted) of the Common Stock covered by any Incentive Stock Option or Incentive Stock Option awarded a Participant under the Plan or any plan of a parent corporation or Subsidiary which become exercisable for the first time during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Code.

  No Incentive Stock Option shall be awarded after the day preceding the tenth anniversary of the effective date of the Plan.

  No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

  6. Stock Appreciation Rights

  A Stock Appreciation Right entitles the holder to receive upon surrender of such right an amount in cash or Common Stock, measured in whole or in part by the Common Stock's appreciation in value during a specified period as determined by the Committee.

  A Stock Appreciation Right may be satisfied in cash or in shares of Common Stock of the Company, as determined by the Committee. Each Participant who is awarded Stock Appreciation Rights shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Committee in its sole discretion shall determine.

  7. Restricted Shares

  A Restricted Share consists of Common Stock that is subject to certain restrictions on the disposition of such share and rights of the Company to reacquire the share upon specified terms upon the occurrence of certain events during a specified period, as determined by the Committee. Each Participant who is awarded Restricted Shares shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Committee in its sole discretion shall determine.

  Restricted Shares may not be sold, transferred, pledged or otherwise encumbered during a Restricted Period. A Restricted Period shall commence on the date of the award and end at such later date as the Committee may designate at the time of the award. During such Restricted Period, a Participant shall have the entire beneficial ownership and most of the rights and privileges of a shareholder with respect to Restricted Shares awarded to him, including the right to receive dividends and the right to vote such Restricted Shares.

  The Committee in its sole discretion from time to time may establish the terms and conditions under which Restricted Stock shall be forfeited by the Participant during the Restricted Period.

  Notwithstanding anything in this Section to the contrary, the Company may make an award of "phantom stock credits" to any Participant which shall serve as a basis for an award of shares of Restricted Stock at a later point in time.

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  The Participant shall not be entitled to delivery of the certificate representing shares of Common Stock until the expiration of the Restricted Period applicable to such Restricted Shares.

  8. Employee Stock Purchase Plan

  Solely for purposes of the Code, this Section 8 shall be treated as a separate plan and referred to as the Beringer Wine Estates Employee Stock Purchase Plan ("Employee Stock Purchase Plan"). Notwithstanding anything to the contrary in the Plan, the following provisions shall apply to any options awarded Participants ("Offering") in accordance with this Section 8 ("Section 423 Options"):

  (a) Section 423 Options awarded in accordance with the Employee Stock Purchase Plan shall be granted only to Employees.

  (b) Section 423 Options granted pursuant to an Offering made under the Employee Stock Purchase Plan shall be granted to each individual who is an Employee on the Date of Grant of the Offering. For purposes of this Section 8 "Date of Grant" shall have the same meaning as set forth in Treasury Regulation 1.421-7(c). However, one or more of the following categories of Employees may be excluded from the grant of a Section 423 Option under the Employee Stock Purchase Plan: (1) Employees who have been employed by the Company or Subsidiary for less than two (2) years; (2) Employees whose customary employment is for not more than five (5) months in any calendar year; (3) Employees whose customary employment is twenty (20) hours or less per week; and (4) officers or persons whose principal duties consist of supervising the work of other Employees, or highly compensated Employees.

  Irrespective of any other provision of the Plan or the Employee Stock Purchase Plan, no Section 423 Option may be granted to an Employee who owns stock possessing 5% or more of the total combined voting power or value of all classes of the Company or a Subsidiary as determined in accordance with
Section 423(b)(3) of the Code; and no Section 423 Option may be granted to any Employee if such option permits the Employee's rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Subsidiary to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000.00) of the Fair Market Value of such stock (determined at the time the Section 423 Option is granted) for each calendar year in which such option is outstanding at any time.

  (c) All Employees granted Section 423 Options under the Employee Stock Purchase Plan shall have the same rights and privileges, as required by
Section 423(b)(5) of the Code.

  (d) No Section 423 Option awarded in accordance with the provisions of the Employee Stock Purchase Plan shall be exercisable after the expiration of the five (5) year period beginning on the Date of Grant of such option.

  (e) The price per share at which the Common Stock subject to a Section 423 Option awarded under the Employee Stock Purchase Plan may be purchased ("Purchase Price") shall not be less than the lesser of (1) 85% of the fair market value of a share of Common Stock on the Date of Grant and (2) 85% of the fair market value of a share of Common Stock on the date the Section 423 Option is exercised.

  (f) No Section 423 Option awarded in accordance with the terms of the Employee Stock Purchase Plan shall be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable only by the Participant to whom it is granted during the lifetime of the Participant.

  9. Other Benefits

  The Committee may award Common Stock or the right to acquire Common Stock to any Eligible Employee upon such terms and conditions as the Committee in its discretion shall determine. Such awards may consist of a combination of the Benefits described in the preceding sections, or any other right to acquire Common Stock subject to any conditions the Committee may prescribe, such as a right of first refusal by the Company to repurchase the shares; provided, however, that any Benefit awarded in accordance with the provisions of this

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Plan which grants the right to purchase shares of Common Stock, except any
Benefit which is subject to restrictions that in the aggregate would amount to a substantial risk of forfeiture for purposes of Section 83 of the Code, shall require that the price at which the Participant may purchase such shares shall be at least 85% of the Fair Market Value of such shares as determined by the Committee at the time such benefit is awarded.

  10. Shares Subject to Plan

  Subject to the provisions of Section 11 (relating to adjustment for changes in capital stock), the maximum number of shares that may be issued under the Plan (including shares to be issued under the Employee Stock Purchase Plan) shall not exceed in the aggregate 300,000 shares of Common Stock. Such shares may be unissued shares or treasury shares.

  If there is a lapse, expiration, termination or cancellation of any Benefit without the issuance of shares, or if shares are issued in connection with any Benefit and later are reacquired by the Company pursuant to rights reserved on issuance, the shares subject to or reserved for such Benefit may again be used in connection with the grant of any of the Benefits described in this Plan; provided that in no event may the number of shares of Common Stock issued under this Plan exceed 300,000, subject to adjustment as described in Section 11.

  11. Adjustment Upon Changes in Stock

  If any change is made in the shares of Common Stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Committee to the kind and maximum number of shares subject to the Plan and the kind and number of shares and price per share of stock to each outstanding Benefit. Any increase in the shares, or the right to acquire shares, as the result of such an adjustment shall be subject to the same terms and conditions that apply to the Benefit for which such increase was received. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

  12. Amendment of the Plan

  The Board of Directors may at any time amend the Plan (including the provisions of the Employee Stock Purchase Plan), provided that the Board of Directors may not, without approval (within twelve months before or after the date of such change) of such number of the stockholders as may be required by either federal income tax or securities law for any particular amendment: (a) increase the maximum number of shares of Common Stock in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Section 11, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or securities laws and regulations, including the regulations of the stock exchange or other market upon which the Common Stock may be listed at the time of the amendment. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.

  13. Termination of the Plan

  The Board of Directors may terminate or suspend the Plan (including the Employee Stock Purchase Plan) at any time. No Benefit shall be awarded after termination of the Plan.

  Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

  14. Withholding Tax

  The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments.

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  15. Rules of Construction

  The terms of the Plan shall be construed in accordance with the laws of the State of California, provided that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options; and provided further that the terms of Section 8 of the Plan shall be construed first in accordance with the meaning under and in a manner that will result in the Employee Stock Purchase Plan satisfying the requirements of the Code governing such plans.

  16. Nontransferability

  Each Option or similar right (including a Stock Appreciation Right) granted under this Plan shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

  17. Effective Date

  The Plan shall become effective as of November 1, 1998.

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